UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 6, 2024
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information included under “Business Update” in Item 7.01 of this Current Report on Form 8-K (this “Current Report”) with respect to preliminary financial results for Momentus Inc. (the “Company”) for the six months ended June 30, 2024 is incorporated herein by reference. This information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information contained in this Item 2.02, “Results of Operations and Financial Condition” of this Current Report shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.

Item 7.01	Regulation FD Disclosure.

Settlement of Derivative Litigation

On August 26, 2024, an unopposed motion for the preliminary approval of settlement was filed after the Company reached an agreement in principle for a proposed settlement of certain shareholder derivative litigation. The Company is pleased to have reached this significant milestone with the plaintiffs. The Company anticipates that the terms of the settlement agreed to by the parties will be approved.

The proposed settlement, as set forth more fully in the Stipulation and Agreement of Settlement filed with the court, requires the Company to adopt certain corporate governance reforms.  The reforms must be maintained for a minimum period of four years. In return, the plaintiffs in the following derivative actions agreed to the dismissal of the respective derivative actions:

•
On June 20, 2022, a shareholder derivative action was filed by Brian Lindsey, on behalf of the Company, in the U.S. District Court for the Central District of California, Case No. 2:22-cv-04212, against the Company (as a nominal defendant), SRAC, Brian Kabot, Juan Manuel Quiroga, James Norris, James Hofmockel, Mikhail Kokorich, Dawn Harms, Fred Kennedy, Chris Hadfield, Mitchel B. Kugler, Victorino Mercado, Kimberly A. Reed, Linda J. Reiners, and John C. Rood. On September 27, 2022, Plaintiff filed his Notice of Voluntary Dismissal without Prejudice seeking to dismiss the case. Because Plaintiff’s dismissal of this derivative action was voluntary and without prejudice, this plaintiff and/or other shareholders may seek to re-file the claims asserted in this matter at a later date. As noted below, Brian Lindsey re-filed a shareholder derivative action in Delaware Chancery Court on June 30, 2023.

•
On January 25, 2023, a shareholder derivative action was filed by Melissa Hanna, on behalf of the Company, in the U.S. District Court for the Northern District of California, Case No. 5:23-cv-00374, against the Company (as a nominal defendant), SRAC, Brian Kabot, Juan Manuel Quiroga, James Norris, James Hofmockel, Mikhail Kokorich, Dawn Harms, Fred Kennedy, Chris Hadfield, Mitchel B. Kugler, Victorino Mercado, Kimberly A. Reed, Linda J. Reiners, and John C. Rood.

•
On April 25, 2023, a shareholder derivative action was filed by Justin Rivlin, purportedly on behalf of the Company, in the U.S. District Court for the District of California, Case No. 2:23-cv-03120, against the Company (as a nominal defendant), Brian Kabot, James Norris, Marc Lehmann, James Hofmockel, and Ann Kono. On August 4, 2023, the plaintiff in the Rivlin action responded to the Company’s motion to dismiss by filing an amended complaint adding new claims and new defendants, including existing Board members Chris Hadfield, Mitchel B. Kugler, Kimberly A. Reed, Linda J. Reiners and John C. Rood.

•
On June 30, 2023, a shareholder derivative action was filed by Brian Lindsey, purportedly on behalf of the Company in the Court of Chancery for the State of Delaware (Case No. 2023-0674), against the Company (as a nominal defendant), Juan Manuel Quiroga, James Norris, James Hofmockel, Stable Road Acquisition Corp., SRC-NI Holdings, LLC, Mikhail Kokorich, Brian Kabot, Dawn Harms, Fred Kennedy, Chris Hadfield, Mitchel B. Kugler, Victorino Mercado, Kimberly A. Reed, Linda J. Reiners and John C. Rood.

Business Update

On September 6, 2024, the Company announced certain preliminary financial results for the six months ended June 30, 2024, as follows:

•	revenues for the six months ended June 30, 2024, are expected to be in the range of $1.0 million to $2.0 million.

•	selling, general and administrative (“SG&A”) expenses for the six months ended June 30, 2024, are expected to be in the range of $10.0 million to $12.0 million.

•	net loss for the six months ended June 30, 2024, is expected to be in the range of $14.0 million to $16.0 million.

•	cash and cash equivalents as of June 30, 2024, are expected to be in the range of $1.5 million to $2.0 million.

As of September 4, 2024, there were a total of 25,540,419 shares of the Company’s Class A Common Stock, par value $0.0001 per share, outstanding.

The Company’s financial results are preliminary and subject to completion of the Company’s quarter-end closing process and adjustments. As the Company has not completed its close process for the first quarter or the second quarter of 2024, such preliminary results may change. The preliminary financial results have been prepared by, and are the responsibility of, the Company’s management. The preliminary financial results have not been compiled or examined by the Company’s independent auditors nor has the Company’s independent auditors performed any procedures with respect to the preliminary results or expressed any opinion or any form of assurance on such results. In addition, the preliminary results are not necessarily indicative of the results to be achieved for any future period.

Indemnification Claims

On July 31, 2024, certain former employees of the Company obtained a legal judgment in the amount of $368,588 plus interest and expenses related to claims for the advancement and reimbursement of certain legal expenses of the former employees. The Company is in discussion with the relevant parties with the objective to satisfy the judgment.

Financing Update

As of September 5, 2024, the Company has borrowed an aggregate of $1.65 million pursuant to the secured convertible promissory note with Space Infrastructure Ventures, LLC which was entered into on July 12, 2024.

Cautionary Statement regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report, are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.

For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including, but not limited to, “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”), and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-K. The Company’s filings with the SEC may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Paul Ney
		Name:	Paul Ney
Dated:	September 6, 2024	Title:	Chief Legal Officer